Exhibit 32.1

WMI LIQUIDATING TRUST

CERTIFICATION OF LIQUIDATING TRUSTEE

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of WMI Liquidating Trust (the “Liquidating Trust”) on Form 10-K for the fiscal year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William C. Kosturos, Liquidating Trustee of the Liquidating Trust, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Liquidating Trust.

Date: March 31, 2016	By:	/s/ William C. Kosturos
William C. Kosturos Liquidating Trustee